                               POWER OF ATTORNEY
     KNOW ALL PERSONS BY THESE PRESENTS, that each of NationsBank Corporation and the several undersigned officers and directors whose signatures appear below, hereby makes, constitutes and appoints James W. Kiser and Charles M. Berger, and each of them acting individually, its, his and her true and lawful attorneys with power to act without any other and with full power of substitution, to execute, deliver and file in its, his and her name and on its, his and her behalf, and in each of the undersigned officer's and director's capacity or capacities as shown below, an Annual Report on Form 10-K for the year ended December 31, 1995, and all exhibits thereto and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, hereby ratifying and confirming all acts and things which said attorneys or attorney might do or cause to be done by virtue hereof.
     IN WITNESS WHEREOF, NationsBank Corporation has caused this power of attorney to be signed on its behalf, and each of the undersigned officers and directors, in the capacity or capacities noted, has hereunto set his or her hand as of the date indicated below.
                                          NATIONSBANK CORPORATION
                                          By: /s/    HUGH L. MCCOLL, JR.

                                                    HUGH L. MCCOLL, JR.
                                                 CHAIRMAN OF THE BOARD AND
                                                  CHIEF EXECUTIVE OFFICER
Dated: March 27, 1996

                   SIGNATURE                                        TITLE                           DATE
        /s/         HUGH L. MCCOLL, JR.           Chairman of the Board and                     March 27, 1996
                                                    Chief Executive Officer
             (HUGH L. MCCOLL, JR.)                  (Principal Executive Officer)
        /s/          JAMES H. HANCE, JR.          Vice Chairman and                             March 27, 1996
                                                    Chief Financial Officer
             (JAMES H. HANCE, JR.)                  (Principal Financial Officer)
          /s/             MARC D. OKEN            Executive Vice President                      March 27, 1996
                                                    (Principal Accounting Officer)
                 (MARC D. OKEN)
         /s/           RONALD W. ALLEN            Director                                      March 27, 1996
               (RONALD W. ALLEN)
        /s/        WILLIAM M. BARNHARDT           Director                                      March 27, 1996
             (WILLIAM M. BARNHARDT)
         /s/            THOMAS E. CAPPS           Director                                      March 27, 1996
               (THOMAS E. CAPPS)
         /s/           CHARLES W. COKER           Director                                      March 27, 1996
               (CHARLES W. COKER)
         /s/          THOMAS G. COUSINS           Director                                      March 27, 1996
              (THOMAS G. COUSINS)
         /s/            ALAN T. DICKSON           Director                                      March 27, 1996
               (ALAN T. DICKSON)


                   SIGNATURE                                        TITLE                           DATE
        /s/          W. FRANK DOWD, JR.           Director                                      March 27, 1996
              (W. FRANK DOWD, JR.)
          /s/              PAUL FULTON            Director                                      March 27, 1996
                 (PAUL FULTON)
       /s/         L. L. GELLERSTEDT, JR.         Director                                      March 27, 1996
            (L. L. GELLERSTEDT, JR.)
        /s/           TIMOTHY L. GUZZLE           Director                                      March 27, 1996
              (TIMOTHY L. GUZZLE)
         /s/             W. W. JOHNSON            Director                                      March 27, 1996
                (W. W. JOHNSON)
          /s/              BUCK MICKEL            Director                                      March 27, 1996
                 (BUCK MICKEL)
                                                  Director                                      March   , 1996
                (JOHN J. MURPHY)
         /s/             JOHN C. SLANE            Director                                      March 27, 1996
                (JOHN C. SLANE)
          /s/             JOHN W. SNOW            Director                                      March 27, 1996
                 (JOHN W. SNOW)
        /s/        MEREDITH R. SPANGLER           Director                                      March 27, 1996
             (MEREDITH R. SPANGLER)
         /s/          ROBERT H. SPILMAN           Director                                      March 27, 1996
              (ROBERT H. SPILMAN)
         /s/           RONALD TOWNSEND            Director                                      March 27, 1996
               (RONALD TOWNSEND)
        /s/           E. CRAIG WALL, JR.          Director                                      March 27, 1996
              (E. CRAIG WALL, JR.)
         /s/            JACKIE M. WARD            Director                                      March 27, 1996
                (JACKIE M. WARD)